As filed with the Securities and Exchange Commission on August 10, 2026.

Registration No. 333-294547

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

Amendment No. 3 to

Form F-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

____________________

GOWELL ENERGY TECHNOLOGY
(Exact name of Registrant as specified in its charter)

____________________

Cayman Islands	6770	N/A
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

For Co-Registrants, see “Table of Co-Registrants” on the following page.

1 BULIM LANE 2 #04-51/54
648110 Singapore
Telephone: (713) 909-2555
(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

____________________

GOWell International LLC
5050 Westway Park Blvd, Ste. 100
Houston, TX 77041
Telephone: (713) 909-2555
(Name, address, including zip code, and telephone number, including area code, of agent for service)

____________________

Copies to:

Louis Taubman Ying Li Sally Yin Hunter Taubman Fischer & Li LLC 950 Third Avenue, 19th Floor New York, NY 10022 Telephone: (917) 512-0827	Joel L. Rubinstein Jason A. Rocha White & Case LLP 1221 Avenue of the Americas New York, New York 10020 Telephone: (212) 819-8200

____________________

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after the effectiveness of this Registration Statement and all other conditions to the proposed Business Combination described herein have been satisfied or waived.

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issuer Tender Offer)               ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer)     ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933.

Emerging growth company ☒

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

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†         The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The Registrant and Co-Registrant hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant and Co-Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF CO-REGISTRANT

Exact Name of Co-Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	Primary Standard Industrial Classification Code Number	I.R.S. Employer Identification Number
GOWell Technology Limited	Cayman Islands	3531	N/A

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(1)      The Co-Registrant has the following principal executive office:

1 BULIM LANE 2 #04-51/54
648110 Singapore
Telephone: (713) 909-2555

(2)      The agent for service for the Co-Registrant is:

GOWell International LLC
5050 Westway Park Blvd, Ste. 100
Houston, TX 77041

Telephone: (713) 909-2555

EXPLANATORY NOTE

GOWell Energy Technology and GOWell Technology Limited are filing this Amendment No. 3 to their Registration Statement on Form F-4 (File No. 333-294547) as an exhibits-only filing. Accordingly, this amendment consists only of the facing page, this explanatory note, Item 21 of Part II of the Registration Statement, the signature pages to the Registration Statement and filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

EXHIBIT INDEX

Exhibit No	Exhibit
2.1†

Business Combination Agreement, dated as of October 13, 2025, by and among Maywood Acquisition Corp., GOWell Technology Limited, IPCV Merger Sub Limited and GOWell Energy Technology (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex A).

2.2

Amendment to Business Combination Agreement, dated as of December 22, 2025, by and among Inflection Point Acquisition Corp. V (formerly known as Maywood Acquisition Corp.) and GOWell Technology Limited (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex A-1).

2.3†

Amendment to Business Combination Agreement, dated as of July 13, 2026, by and among Inflection Point Acquisition Corp. V (formerly known as Maywood Acquisition Corp.) and GOWell Technology Limited (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex A-2).

3.1

Second Amended and Restated Memorandum and Articles of Association of Maywood Acquisition Corp. (incorporated herein by reference to Exhibit 3.1 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on February 14, 2025).

3.2**	Certificate of Incorporation of PubCo.
3.3**	Memorandum and Articles of Association of PubCo.
3.4	Form of Amended and Restated Memorandum and Articles of Association of PubCo (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex C).
4.1

Specimen Unit Certificate of Maywood Acquisition Corp. (incorporated by reference to Exhibit 4.1 of Maywood Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-284082) filed with the SEC on January 23, 2025).

4.2

Specimen Class A Ordinary Share Certificate of Maywood Acquisition Corp. (incorporated by reference to Exhibit 4.2 of Maywood Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-284082) filed with the SEC on January 23, 2025).

4.3

Specimen Rights Certificate of Maywood Acquisition Corp. (incorporated by reference to Exhibit 4.3 of Maywood Acquisition Corp.’s Registration Statement on Form S-1/A (Reg. No. 333-284082) filed with the SEC on January 23, 2025).

4.4

Rights Agreement, dated February 12, 2025, by and between Maywood Acquisition Corp. and Continental Stock Transfer & Trust Company, as rights agent (incorporated herein by reference to Exhibit 4.1 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on February 14, 2025).

4.5**	Specimen of PubCo Ordinary Shares.
4.6	Form of Warrant to be issued to each Series A Investor (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex K).
5.1**	Opinion of Ogier (Cayman) LLP.
5.2**	Opinion of Hunter Taubman Fischer & Li LLC as to the validity of the securities being registered.
8.1**	Opinion of White & Case LLP regarding certain U.S. federal income tax matters.
10.1

Amended and Restated Letter Agreement, dated September 9, 2025, by and among Maywood Acquisition Corp., Maywood Sponsor LLC, Inflection Point Fund I LP, and each of Maywood Acquisition Corp.’s current and former directors and officers (incorporated herein by reference to Exhibit 10.4 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on September 12, 2025).

10.2

Investment Management Trust Agreement, dated February 12, 2025, by and between Maywood Acquisition Corp. and Continental Stock Transfer & Trust Company, as trustee (incorporated herein by reference to Exhibit 10.2 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on February 14, 2025).

Exhibit No	Exhibit
10.3

Registration Rights Agreement, dated February 12, 2025, by and among the Maywood Acquisition Corp. and certain security holders (incorporated herein by reference to Exhibit 10.3 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on February 14, 2025).

10.4

Private Placement Unit Purchase Agreement, dated February 12, 2025, by and between Maywood Acquisition Corp. and Maywood Sponsor LLC (incorporated herein by reference to Exhibit 10.8 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on February 14, 2025).

10.5

Private Placement Unit Purchase Agreement, dated February 12, 2025, by and between Maywood Acquisition Corp. and certain purchasers thereto (incorporated herein by reference to Exhibit 10.9 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on February 14, 2025).

10.6

Indemnification Agreement, dated as of September 9, 2025, by and between Maywood Acquisition Corp. and Inflection Point Fund I LP (incorporated herein by reference to Exhibit 10.1 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on September 12, 2025).

10.7

Termination of the Administrative Services Agreement, dated September 9, 2025, by and between Maywood Acquisition Corp. and Maywood Sponsor LLC (incorporated herein by reference to Exhibit 10.1 filed with Maywood Acquisition Corp.’s Form 8-K (Reg. No. 001-42518) filed by Maywood Acquisition Corp. on September 12, 2025).

10.8

Company Support Agreement, dated as of October 13, 2025, by and among GOWell Technology Limited, Maywood Acquisition Corp., GOWell Technology Limited and HegroWell PTE. Ltd. (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex D).

10.9

SPAC Holders Support Agreement, dated as of October 13, 2025, by and among Maywood Acquisition Corp., Inflection Point Fund I, LP, Maywood Sponsor, LLC, and the other parties thereto (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex E).

10.10	Form of Sponsor Lock-Up Agreement (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex F).
10.11	Form of Company Lock-Up Agreement (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex G).
10.12	Form of New Registration Rights Agreement (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex H).
10.13	Form of Pre-Funded PIPE Subscription Agreement (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex I).
10.14	Form of Closing PIPE Subscription Agreement (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex J).
10.15	Form of PubCo 2026 Equity Incentive Plan (attached to the proxy statement/prospectus which forms a part of this registration statement as Annex L).
10.16**	Form of Employment Agreement between PubCo and PubCo’s executive officers.
10.17**††	Purchase Agreement, dated January 8, 2025, by and between TurkmenGas and GOWell Oilfield Technology FZE (UAE).
10.18**††

Global Agreement for Purchase of Rental and Services, dated September 1, 2021, by and between Schlumberger Technology Corporation and Schlumberger Canada Ltd., and Xi’an GOWell Petroleum Equipment Co., Ltd.

10.19*††	Joint Research Agreements, dated July 18, 2018, by and between Aramco Services Company and GOWell International, LLC
10.20*††	Joint Research Agreements, dated April 11, 2022, by and between Aramco Services Company and GOWell International, LLC
10.21**††	Representation Agreement, dated December 16, 2025, by and between GOWell Oilfield Technology FZE and USA Denimex Inc.
10.22**††	Supply Contract, dated June 15, 2026, by and between USA Denimex Inc. and Ukrgasvydobuvannya
21.1**	List of Subsidiaries of GOWell Technology Limited.
23.1**	Consent of Bush & Associates CPA LLC.
23.2**	Consent of Marcum Asia CPAs LLP (GOWell Technology Limited).

Exhibit No	Exhibit
23.3**	Consent of Marcum Asia CPAs LLP (GOWell Energy Technology).
23.4**	Consent of Ogier (Cayman) LLP (included in Exhibit 5.1 hereto).
23.5**	Consent of Hunter Taubman Fischer & Li LLC (included in Exhibit 5.2 hereto).
23.6**	Consent of White & Case LLP (included in Exhibit 8.1 hereto).
23.7**	Consent of B-Core.
24.1**	Power of Attorney (included on signature page to this registration statement).
99.1**	Consent of Kevin Shannon to be Named as a Director.
99.2**	Consent of Xi Zhang to be Named as a Director.
99.3**	Consent of Wenhua Liu to be Named as a Director.
99.4**	Consent of Guillaume Borrel to be Named as a Director.
99.5**	Consent of Anna Jones to be Named as a Director.
99.6**	Consent of Wendy Hayes to be Named as a Director.
99.7**	Consent of Imran Kizilbash to be Named as a Director.
99.8**	Consent of Newbridge Securities Corporation.
101.INS	Inline XBRL Instance Document.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
107**	Filing Fee Table.

____________

*        Filed herewith.

**      Previously filed.

†        Certain schedules and similar attachments to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. Inflection Point Acquisition Corp. V agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

††      Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10)(iv).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Singapore, on this 10th day of August, 2026.

GOWell Energy Technology
By:	/s/ Yap Yong Sheng
Name:	Yap Yong Sheng
Title:	Director

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Yap Yong Sheng as his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on August 10, 2026.

Signature	Title	Date
/s/ Yap Yong Sheng	Chief Executive Officer and Chief Financial Officer	August 10, 2026
Yap Yong Sheng	(principal executive officer, principal financial officer, and principal accounting officer)

AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, the duly authorized representative of the Registrant in the United States, has signed this registration statement in the United States, on this 10th day of August 2026.

By:	/s/ Kevin Colby
Name:	Kevin Colby
Title:	Authorized Representative

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Singapore, on this 10th day of August, 2026.

GOWell Technology Limited
By:	/s/ Guillaume Borrel
Name:	Guillaume Borrel
Title:	Chief Executive Officer

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Guillaume Borrel as his or her true and lawful attorney-in-fact and agent, with full powers of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on August 10, 2026.

Signature	Title	Date
/s/ Guillaume Borrel	Chief Executive Officer	August 10, 2026
Guillaume Borrel	(Principal Executive Officer)
/s/ Mike Reed	Chief Financial Officer	August 10, 2026
Mike Reed	(Principal Financial Officer and Accounting Officer)
/s/ Wenhua Liu	Director	August 10, 2026
Wenhua Liu
/s/ Xi Zhang	Director	August 10, 2026
Xi Zhang

AUTHORIZED REPRESENTATIVE

Pursuant to the requirements of the Securities Act of 1933, as amended, the undersigned, solely in his capacity as the duly authorized representative of the Registrant in the United States, has signed this registration statement in the United States, on this 10th day of August, 2026.

By:	/s/ Kevin Colby
Name:	Kevin Colby
Title:	General Counsel